                                                                    EXHIBIT 10.1

                       CLEAR CHANNEL COMMUNICATIONS, INC.

                                      AND

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.

                                   as Trustee

                                   ----------

                        TWENTIETH SUPPLEMENTAL INDENTURE

                           Dated as of March 21, 2006

                                       TO

                                SENIOR INDENTURE

                          Dated as of October 1, 1997

                                   ----------

                          6.25% Senior Notes due 2011

          Twentieth Supplemental Indenture, dated as of the 21st day of March 2006 (this "Twentieth Supplemental Indenture"), between Clear Channel Communications, Inc., a corporation duly organized and existing under the laws of the State of Texas (hereinafter sometimes referred to as the "Company") and The Bank of New York Trust Company, N.A., a national association organized under the laws of the United States, as trustee (hereinafter sometimes referred to as the "Trustee") under the Indenture dated as of October 1, 1997, between the Company and the The Bank of New York, an affiliate of the Trustee and the former trustee of the Company (the "Indenture"); as set forth in Section 5.01 hereto and except as otherwise set forth herein, all terms used and not defined herein are used as defined in the Indenture.

          WHEREAS, the Company executed and delivered the Indenture to the Trustee to provide for the future issuance of its Securities, to be issued from time to time in series as might be determined by the Company under the Indenture, in an unlimited aggregate principal amount which may be authenticated and delivered thereunder as in the Indenture provided;

          WHEREAS, pursuant to the terms of the Indenture, the Company desires to provide for the establishment of a new series of its Securities to be known as its 6.25% Senior Notes due 2011 (said series being hereinafter referred to as the "Notes"), the form of such Notes and the terms, provisions and conditions thereof to be as provided in the Indenture and this Twentieth Supplemental Indenture;

          WHEREAS, the Company desires and has requested the Trustee to join with it in the execution and delivery of this Twentieth Supplemental Indenture, and all requirements necessary to make this Twentieth Supplemental Indenture a valid instrument, enforceable in accordance with its terms, and to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company have been performed and fulfilled, and the execution and delivery of this Supplemental Indenture and the Notes have been in all respects duly authorized.

          NOW, THEREFORE, in consideration of the purchase and acceptance of the Notes by the holders thereof, and for the purpose of setting forth, as provided in the Indenture, the form of the Notes and the terms, provisions and conditions thereof, the Company covenants and agrees with the Trustee as follows:

                                   ARTICLE I

                    General Terms and Conditions of the Notes

          SECTION 1.01. (a) There shall be and is hereby authorized a series of Securities designated the "6.25% Senior Notes due 2011", initially limited in aggregate principal amount to $500,000,000. Without the consent of the Holders of the Notes, the aggregate principal amount of the Notes, Notes may be increased in the future, on the same terms and conditions and with the same CUSIP number as the Notes. The Notes shall mature and the principal thereof shall be due and payable, together with all accrued and unpaid interest thereon on March 15, 2011.

          SECTION 1.02. The Notes shall be initially issued as Global Securities. Principal and interest on the Notes issued in certificated form will be payable, the transfer of such Notes will be registrable and such Notes will be exchangeable for Notes, bearing identical terms and provisions at the office or agency of the Company in the Borough of Manhattan, The City and State of New York provided for that purpose and transfers of the Notes will also be registrable at any of the Company's other offices or agencies as the Company may maintain for

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                                                                               3


that purpose; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered holder at such address as shall appear in the Security Register and that the payment of principal with respect to the Notes will only be made upon surrender of the applicable Notes to the Trustee.

          SECTION 1.03. Each Note will bear interest at the rate of 6.25% per annum from March 21, 2006 until the principal thereof becomes due and payable, payable (subject to the provisions of Article II) semi-annually in arrears on September 15 and March 15 of each year (each, an "Interest Payment Date", commencing on September 15, 2006), to the person in whose name such Note (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest installment, which, except as set forth below, shall be September 1 or March 1 next preceding the Interest Payment Date with respect to such interest installment. Any installment of interest not punctually paid or duly provided for shall forthwith cease to be payable to the registered holder of Notes on such Regular Record Date and may be paid to the person in whose name such Notes (or one or more Predecessor Securities) are registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof to be given to the registered holders of the Notes, as applicable, not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

          The amount of interest payable for any period will be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event that any date on which interest is payable on the Notes is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay).

          SECTION 1.04. The Notes are not entitled to any sinking fund.

          SECTION 1.05. Section 101 of the Indenture is hereby amended, solely with respect to the Notes, by amending and restating the definition of "Principal Property" as follows: "Principal Property" means any radio broadcasting, television broadcasting or outdoor advertising property located in the United States owned or leased by the Company or any Subsidiary, unless, in the opinion of the Board of Directors of the Company, such properties are not in the aggregate of material importance to the total business conducted by the Company and its Subsidiaries as an entirety.

                                   ARTICLE II

                        Optional Redemption of the Notes

          SECTION 2.01. The Notes will be redeemable as a whole at any time or in part from time to time, at the option of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of such Notes and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon from the redemption date to March 15, 2011, discounted to the redemption date on a semiannual basis (assuming a 360 day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 25 basis points, plus, in either case, any interest accrued but not paid to the date of redemption. Notice of any redemption will be mailed at least 30 days but no more than 60 days before the redemption date to each holder of the Notes to be redeemed. Unless the Company defaults in payment of the

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                                                                               4


redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption. The Notes will not be subject to any sinking fund provision.

          "Treasury Rate" means, with respect to any redemption date for the Notes, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the maturity date, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month), or
(ii) if such release referred to in clause (i) (or any successor release) is not published during the week preceding the calculation date or does not contain the yields referred to above, the rate per year equal to the semiannual equivalent yield maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate shall be calculated on the third Business Day preceding the redemption date.

          "Comparable Treasury Issue" means the United States Treasury security selected by an "Independent Investment Banker" as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

          "Independent Investment Banker" means, with respect to any redemption date for the Notes, Banc of America Securities LLC and its successors or, if such firm or any successor to such firm, as the case may be, is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with the Company.

          "Comparable Treasury Price" means, with respect to any redemption date for the Notes, (i) the average of four Reference Treasury Dealer Quotations (as defined below) for the redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations obtained.

          "Reference Treasury Dealer" means Banc of America Securities LLC and three other primary U.S. Government securities dealers in the United States (each, a "Primary Treasury Dealer") appointed by the Trustee in consultation with the Company. If any of the foregoing shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer.

          "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such redemption date.
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                                                                               5


                                  ARTICLE III

                                  Form of Notes

          SECTION 3.01. The Notes and the Trustee's Certificate of Authentication to be endorsed thereon are to be substantially in the following forms:

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THIS SECURITY IS A GLOBAL SECURITY AS REFERRED TO IN THE INDENTURE HEREINAFTER REFERENCED. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

                       CLEAR CHANNEL COMMUNICATIONS, INC.
                      6.25% SENIOR NOTE DUE MARCH 15, 2011

REGISTERED                                                              $[_____]

NO. R-[_____]                                                      CUSIP [_____]

                                                                    ISIN [_____]

          CLEAR CHANNEL COMMUNICATIONS, INC., a corporation duly organized and existing under the laws of the State of Texas (herein called the "Company", which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to

                                   Cede & Co.

or registered assigns, the principal sum of $[ ] at the office or agency of the Company in the Borough of Manhattan, The City of New York, on March 15, 2011 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semiannually on March 15 and September 15 of each year, commencing September 15, 2006 (each an "Interest Payment Date"), at said office or agency, in like coin or currency, at the rate per annum specified in the title hereof, from March 15 and September 15, as the case may be, next preceding the date of this Note to which interest on the Notes has been paid or duly provided for (unless the date hereof is

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                                                                               6


the date to which interest on the Notes has been paid or duly provided for, in which case from the date of this Note), or if no interest has been paid on the Notes or duly provided for, from March 21, 2006 until payment of said principal sum has been made or duly provided for.

Notwithstanding the foregoing, if the date hereof is after the 1st day of any March or September and before the next succeeding September March 15 and September 15, this Note shall bear interest from such March 15 or September 15, as the case may be; provided, however, that if the Company shall default in the payment of interest due on such March 15 or September 15, then this Note shall bear interest from the next preceding March 15 or September 15 to which interest on the Notes has been paid or duly provided for, or, if no interest has been paid on the Notes or duly provided for, from March 21, 2006. The interest so payable, and punctually paid or duly provided for, on any March 15 or September 15 will, except as provided in the Indenture dated as of October 1, 1997, as supplemented to the date of this Note (herein called the "Indenture"), duly executed and delivered by the Company and The Bank of New York Trust Company, N.A., as Trustee (herein called the "Trustee"), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the next preceding March 1 or September 1, as the case may be (herein called the "Regular Record Date"), whether or not a Business Day, and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture. Notwithstanding the foregoing, in the case of interest payable at Stated Maturity, such interest shall be paid to the same Person to whom the principal hereof is payable. Interest on the Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months.

          The Bank of New York Trust Company, N.A. will be the Paying Agent and the Security Registrar with respect to the Notes. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents and other Security Registrars which may include the Company, and to approve any change in the office through which any Paying Agent or Security Registrar acts; provided that there will at all times be a Paying Agent in The City of New York and there will be no more than one Security Registrar for the Notes.

          This Note is one of the duly authorized issue of debentures, notes, bonds or other evidences of indebtedness (hereinafter called the "Securities") of the Company, of the series hereinafter specified, all issued or to be issued under and pursuant to the Indenture, to which Indenture and any other indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

          The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different covenants and Events of Default and may otherwise vary as provided or permitted in the Indenture. This Note is one of the series of Securities of the Company issued pursuant to the Indenture and designated as the 6.25% Senior Notes due March 15, 2011 (herein called the "Notes").

          The Notes will be redeemable as a whole at any time or in part from time to time, at the option of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of such Notes and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon from the redemption date to March 15, 2011, discounted to the redemption date on a semiannual basis (assuming a 360 day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 25 basis points, plus, in either case, any interest accrued but not paid to the date of redemption. Notice of any redemption will be mailed at least 30 days but no more than 60 days before the redemption date to each holder of the Notes to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption. The Notes will not be subject to any sinking fund provision.

          "Treasury Rate" means, with respect to any redemption date for the Notes, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the maturity date, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month), or
(ii) if such release referred to in clause (i) (or any successor release) is not published during the week preceding the calculation date or does not contain the yields referred to above, the rate per year equal to the semiannual equivalent yield maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate shall be calculated on the third Business Day preceding the redemption date.

          "Comparable Treasury Issue" means the United States Treasury security selected by an "Independent Investment Banker" as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

          "Independent Investment Banker" means, with respect to any redemption date for the Notes, Banc of America Securities LLC and its successors or, if such firm or any successor to such firm, as the case may be, is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with the Company.

          "Comparable Treasury Price" means, with respect to any redemption date for the Notes, (i) the average of four Reference Treasury Dealer Quotations (as defined below) for the redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations obtained.

          "Reference Treasury Dealer" means Banc of America Securities LLC and three other primary U.S. government securities dealers in the United States (each, a "Primary Treasury Dealer") appointed by the Trustee in consultation with the Company. If any of the foregoing shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer.

          "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such redemption date.

          If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all of the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Notes.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

          As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Securities of any series and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Securities of such series.

          The Notes are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Company in the Borough of Manhattan, The City of New York, designated for such purpose or at any of the Company's other offices or agencies as the Company may maintain for such purpose and in the manner and subject to the limitations provided in the Indenture.

          Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York designated for such purpose or at any of the Company's other offices or agencies as the Company may maintain for such purpose, a new Note or Notes of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

          No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

          The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          Unless otherwise defined herein, all terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          This Note shall be construed in accordance with and governed by the laws of the State of New York.

          Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

               IN WITNESS WHEREOF, CLEAR CHANNEL COMMUNICATIONS, INC. has caused this Note to be duly executed.

                                        CLEAR CHANNEL COMMUNICATIONS INC.


                                        By:
                                            ------------------------------------
                                            Randall T. Mays
                                            President and Chief Financial
                                            Officer and Secretary


[Company Seal]                          Attest:
                                                --------------------------------
                                                Hamlet Newsom
                                                Assistant Secretary

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

               This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        THE BANK OF NEW YORK TRUST COMPANY,
                                        N.A., as Trustee,


Dated:                                  by
       ------------------------------      -------------------------------------
                                           Authorized Signatory

                                  ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM--as tenants in common

     TEN ENT--as tenants by the entireties

     JT TEN-as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT-- ________ Custodian ___________
                          (Cust)              (Minor)

                         Under Uniform Gifts to Minors Act

                         _________________________________
                                      (State)

                    Additional abbreviations may also be used
                          though not in the above list.

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s), and transfer(s) unto

_____________________________________

: __________________________________ :

: ______________________ :

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE:

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE:
________________________________________________________________________________

______________________________________________________ the within Note and all rights thereunder, hereby irrevocably constituting and appointing
____________________________________________________ attorney to transfer said
Note on the books of the Company, with full power of substitution in the premises.


Dated:
       ------------------------------   ----------------------------------------
                                        Signature Guaranty


-------------------------------------
              Signature                 Signatures must be guaranteed by an
                                        "eligible guarantor institution" meeting
(Signature must correspond with the     the requirements of the Registrar, which
name as written upon the face of the    requirements include membership or
within instrument in every              participation in the Security Transfer
particular, without alteration or       Agent Medallion Program ("STAMP") or
enlargement or any change whatever.)    such other "signature guarantee program"
                                        as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   ARTICLE IV

                             Original Issue of Notes

          SECTION 4.01. Notes in the aggregate principal amount equal to $500,000,000 may, upon execution of this Twentieth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and make available for delivery said Notes to or upon a Company Order.

                                    ARTICLE V

                            Miscellaneous Provisions

          SECTION 5.01. Except as otherwise expressly provided in this Twentieth Supplemental Indenture or in the forms of the Notes or otherwise clearly required by the context hereof or thereof, all terms used herein or in said forms of the Notes that are defined in the Indenture shall have the several meanings respectively assigned to them thereby.

          SECTION 5.02. The Indenture, as supplemented by this Twentieth Supplemental Indenture, is in all respects ratified and confirmed. This Twentieth Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

          SECTION 5.03. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Twentieth Supplemental Indenture.

          SECTION 5.04. This Twentieth Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Twentieth Supplemental Indenture to be duly executed as of the day and year first above written.

                                        CLEAR CHANNEL COMMUNICATIONS, INC.


                                        By /s/ Randall T. Mays
                                           -------------------------------------
                                        Name: Randall T. Mays
                                        Title: President and Chief Financial
                                               Officer and Secretary


                                        THE BANK OF NEW YORK TRUST COMPANY,
                                        N.A., as Trustee,


                                        By /s/ John Stohlmann
                                           -------------------------------------
                                        Name: John C. Stohlmann
                                        Title: Vice President